SUPPLEMENT DATED NOVEMBER 1, 2016

TO THE SUMMARY PROSPECTUS FOR PACIFIC SELECT FUND –

LONG/SHORT LARGE-CAP PORTFOLIO CLASS I AND P SHARES

DATED MAY 1, 2016

This supplement revises the Long/Short Large-Cap Portfolio Class I and P Shares summary prospectus dated May 1, 2016, as supplemented (the “Prospectus”), and must be preceded or accompanied by the Prospectus. The changes within this supplement are currently in effect. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

In the Management subsection, the “Portfolio Manager and Primary Title with Sub-Adviser” table is deleted and replaced with the following:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Thomas Luddy, CFA, Managing Director and Portfolio Manager	Since 2008
Susan Bao, CFA, Managing Director and Co-Portfolio Manager	Since 2008
Scott Davis, Portfolio Manager	Since 2016